--------------------------------------------------------------------------------
August 1, 1999                                    PROSPECTUS
--------------------------------------------------------------------------------


BRAZOS MUTUAL FUNDS

[LOGO] SMALL CAP GROWTH PORTFOLIO
[LOGO] REAL ESTATE SECURITIES PORTFOLIO








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

       SunAmerica
[LOGO] Capital Services                                         Brazos
                                                         [LOGO] Mutual Funds

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                  |                   |
                                   -------------------

TRUST HIGHLIGHTS ...........................................................  2

FINANCIAL HIGHLIGHTS .......................................................  6

SHAREHOLDER ACCOUNT INFORMATION ............................................  7

MORE INFORMATION ABOUT THE PORTFOLIOS ...................................... 14

     INVESTMENT STRATEGIES ................................................. 14

     GLOSSARY .............................................................. 16

         INVESTMENT TERMINOLOGY ............................................ 16

         RISK TERMINOLOGY .................................................. 17

     TRUST MANAGEMENT ...................................................... 18


       SunAmerica
[LOGO] Capital Services                                         Brazos
                                                         [LOGO] Mutual Funds

================================================================================

TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
Q&A


The following questions and answers are designed to give you an overview of Brazos Mutual Funds (the "Trust"), and to provide you with information about two of the Trust's separate Portfolios, and their investment goals, principal strategies and principal investment techniques. Classes A, B and II shares of the Brazos Small Cap Growth Portfolio and Brazos Real Estate Securities Portfolio are offered through this prospectus. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 14, and the glossary that follows on page 16.

Q:  WHAT  ARE THE PORTFOLIOS' INVESTMENT GOALS, STRATEGIES AND TECHNIQUES?
A:

                                             PRINCIPAL
                          INVESTMENT         INVESTMENT     PRINCIPAL INVESTMENT
PORTFOLIO                   GOAL             STRATEGY           TECHNIQUES
---------                   ----             --------           ----------
Brazos Small Cap        capital appreciation  growth       invests primarily by
Growth Portfolio                                           active trading in common
                                                           stocks and securities
                                                           convertible into common
                                                           stocks that demonstrate the
                                                           potential for capital
                                                           appreciation, issued by
                                                           companies with market
                                                           capitalizations between $40
                                                           million and $1.2 billion
                                                           Brazos Real Estate a balance
                                                           of income growth and invests
                                                           primarily by Securities
                                                           Portfolio and appreciation
                                                           income active trading in
                                                           common stocks and securities
                                                           convertible into common
                                                           stocks issued by companies
                                                           principally engaged in the
                                                           real estate industry


Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE  PORTFOLIOS?
A: The following section describes the principal risks of each Portfolio, while the chart on page 14 describes various additional risks.

RISK OF  INVESTING IN EQUITY  SECURITIES
The Brazos Small Cap Growth and Brazos Real Estate Securities Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions - for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

ADDITIONAL  RISKS  SPECIFIC TO THE BRAZOS SMALL CAP GROWTH  PORTFOLIO
Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make them more difficult to sell.

ADDITIONAL RISKS SPECIFIC TO THE BRAZOS REAL ESTATE SECURITIES PORTFOLIO
The Brazos Real Estate Securities Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio is also subject to concentration risk because it invests in a particular indus-



----------------------------------------------------------------------------

             MARKET CAPITALIZATION  represents the
             total market value of the outstanding
             securities of a corporation.

             A Portfolio engages in ACTIVE TRADING
             when   it   frequently   trades   its
             portfolio  securities  to achieve its
             investment goal.

             The "GROWTH"  ORIENTED  philosophy to
             which the Small Cap Growth  Portfolio
             subscribes--that   of   investing  in
             securities   believed  to  offer  the
             potential  for  capital  appreciation
             --focuses  on  securities  which  are
             considered   to  have  a   historical
             record of above average  growth rate;
             to have significant growth potential;
             to have above average earnings growth
             or value or the  ability  to  sustain
             earnings  growth;  to offer proven or
             unusual  products or services;  or to
             operate  in  industries  experiencing
             increasing demand.

             A company is considered  "PRINCIPALLY
             ENGAGED IN THE REAL ESTATE  INDUSTRY"
             if at least 50% of its assets,  gross
             income,    or   net    profits    are
             attributable       to      ownership,
             construction,  management  or sale of
             real estate assets.

----------------------------------------------------------------------------
try, which could cause the Portfolio to be affected by a change in value of one investment more than a portfolio that invested across industry sectors. The trading volume of small company real estate securities may also make them more difficult to sell.

Q:   HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios'
     performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.


                                          1997              1998
                                         ------            ------
BRAZOS SMALL CAP GROWTH PORTFOLIO(1)
(CLASS Y)(2)                              29.2%            -17.4%




During the two-year period shown in the bar chart, the highest return for a quarter was 25.00% (quarter ended 6/30/97) and the lowest return for a quarter was -19.49% (quarter ended 9/30/98).

(1)  Return for the quarter ended 6/30/99: 10.06%
(2)  The returns  shown in the bar chart above are for a class of shares  (Class
     Y) which is not offered in this prospectus that has substantially similar annual returns because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on page 4 of this prospectus.

                                                             One    Return Since
Average Annual Total Returns (as of the calendar year        Year   Inception*
 ended December 31, 1998)
Brazos Small Cap Growth Portfolio**          Class Y          13.6%  32.4%
Russell 2000 Index***                                         -2.5%  19.2%

*   Inception Date: Class Y: 12/31/96
**  Includes expenses.
*** The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies.


                                                   1997              1998
                                                  ------            ------
BRAZOS REAL ESTATE SECURITIES PORTFOLIO(1)
(CLASS Y)(2)                                       29.2%            -17.4%

During the two-year period shown in the bar chart, the highest return for a quarter was 12.16% (quarter ended 9/30/97) and the lowest return for a quarter was -13.52% (quarter ended 9/30/98).

(1)  Return for the quarter ended 6/30/99: 10.50%
(2)  The returns  shown in the bar chart above are for a class of shares  (Class
     Y) which is not offered in this prospectus that has substantially similar annual returns because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on page 4 of this prospectus.



Average Annual Total Returns (as of the calendar year        One    Return Since
 ended December 31, 1998)                                    Year    Inception*
Brazos Real Estate Securities Portfolio**      Class Y      -17.4%   3.3%
NAREIT Equity Index***                                      -17.5%  -0.8%

*   Inception Date: Class Y: 12/31/96
**  Includes expenses.

*** The NAREIT Equity Index is a widely recognized, unmanaged index of publicly traded real estate securities.

================================================================================

TRUST HIGHLIGHTS

--------------------------------------------------------------------------------

Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                Brazos Small                               Brazos Real
                                                ------------                               -----------
                                            Cap Growth Portfolio                   Estate Securities Portfolio
                                            --------------------                   ---------------------------

                                        Class A   Class B   Class II              Class A   Class B   Class II
                                        ----------------------------              ----------------------------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases (as a

percentage of offering price)(1)        5.75%     None       1.00%                5.75%      None       1.00%

   Maximum Deferred Sales
Charge (Load) (as a percent-

age of amount redeemed)(2)              None      4.00%      1.00%                None       4.00%      1.00%

   Maximum Sales Charge
 (Load) Imposed on

Reinvested Dividends                    None      None       None                 None       None       None

   Redemption Fee (as a
percentage of amount

redeemed)(3)                            None      None       None               1.00%(4)   1.00%(4)   1.00%(4)

   Exchange Fee                         None      None       None                 None       None       None

Maximum Account Fee                     None      None       None                 None       None       None

ANNUAL PORTFOLIO OPERATING
EXPENSES(5) (EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees                      0.90%     0.90%      0.90%                0.90%      0.90%      0.90%

   Distribution (12b-1) Fees(6)         0.35%     1.00%      1.00%                0.35%      1.00%      1.00%

   Other Expenses                       0.40%     0.40%      0.40%                0.40%      0.40%      0.40%
                                        ----      ----       ----                 ----       ----       ----
Total Annual Portfolio

Operating Expenses(7)                   1.65%     2.30%      2.30%                1.65%      2.30%      2.30%
                                        ====      ====       ====                 ====       ====       ====




(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within one year of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase.
(3)  A $15.00 fee may be imposed on wire redemptions.
(4) If shares of Brazos Real Estate Securities Portfolio are redeemed within 90 days of purchase, a 1.00% redemption fee will be assessed on the proceeds of the transaction. This fee will be paid to the Portfolio.
(5) The Annual Portfolio Operating Expenses for Class A, B and II shares are based on each Portfolio's expenses for the prior fiscal year, but have been restated to reflect the estimated expenses of each Class.
(6) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) The offering of Class A, B and II shares will commence for these Portfolios on September 7, 1999. The amounts shown are estimated based on expenses expected to have been incurred if Class A, B and II shares had been in existence for these Portfolios throughout the fiscal year ended November 30, 1998. Nevertheless, SunAmerica Asset Management Corp. has undertaken to cap the expense ratios set forth above should actual Total Annual Portfolio Operating Expenses exceed such net expense ratios. This cap on expenses is expected to continue until further notice.

================================================================================



--------------------------------------------------------------------------------




EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and if you redeemed your investment at the end of the periods indicated your costs would be:

                                                                 1 Year     3 Years     5 Years      10 Years
                                                                 -----      ------      ------         ------
BRAZOS SMALL CAP GROWTH PORTFOLIO
    (Class A shares) .......................................       $733     $1,065      $1,420         $2,417
    (Class B shares) .......................................        633      1,018       1,430          2,397
    (Class II shares) ......................................        431        811       1,318          2,709

BRAZOS REAL ESTATE SECURITIES PORTFOLIO
    (Class A shares) .......................................        733      1,065       1,420          2,417
    (Class B shares) .......................................        633      1,018       1,430          2,397
    (Class II shares) ......................................        431        811       1,318          2,709




You would pay the following expenses if you did not redeem your shares:

                                                                 1 Year     3 Years     5 Years      10 Years
                                                                 -----      ------      ------         ------
BRAZOS SMALL CAP GROWTH PORTFOLIO
    (Class A shares) .......................................       $733     $1,065      $1,420         $2,417
    (Class B shares) .......................................        233        718       1,230          2,397
    (Class II shares) ......................................        331        811       1,318          2,709

BRAZOS REAL ESTATE SECURITIES PORTFOLIO
    (Class A shares) .......................................        733      1,065       1,420          2,417
    (Class B shares) .......................................        233        718       1,230          2,397
    (Class II shares) ......................................        331        811       1,318          2,709

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The Financial Highlights shown are for a class of shares not offered in this prospectus and would differ to the extent that it does not have the same expenses and sales loads as Class A, B or II shares. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Statement of Additional Information (SAI), which is available upon request.

BRAZOS SMALL CAP GROWTH PORTFOLIO, CLASS Y

                                      NET
                                  GAIN(LOSS)
                                  ON INVEST-    TOTAL    DIVIDENDS   DISTRI-
           NET ASSET     NET     MENTS (BOTH    FROM     FROM NET    BUTIONS            NET ASSET         NET ASSETS  RATIO OF
            VALUE,     INVEST-    REALIZED     INVEST-    INVEST-     FROM     TOTAL     VALUE,             END OF    EXPENSES
PERIOD    BEGINNING     MENT        AND         MENT       MENT      CAPITAL  DISTRI-    END OF     TOTAL   PERIOD   TO AVERAGE
ENDED     OF PERIOD   INCOME(1)  UNREALIZED)  OPERATIONS  INCOME      GAINS   BUTIONS    PERIOD    RETURN   (000'S)  NET ASSETS
12/31/96*-
11/30/97   $10.00*    $(0.03)      $4.69        $4.66       --       $(1.17)  $(1.17)    $13.49    47.08%**  $80,898  1.35%***(2)

11/30/98    13.49      (0.11)       0.79         0.68       --        (0.10)   (0.10)     14.07     5.06     313,207  1.21



              RATIO OF NET
               INVESTMENT
                 INCOME
PERIOD        TO AVERAGE     PORTFOLIO
ENDED         NET ASSETS     TURNOVER
12/31/96*-
11/30/97      (0.68)%***(2)    148%**
11/30/98      (0.75)           104




----------------------
*   Commencement of operations
**  Not Annualized
*** Annualized

(1)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.
(2) The Adviser agreed to waive a portion of its advisory fees and assume expenses otherwise payable by the Brazos Small Cap Growth Portfolio (if necessary) in order to keep the annual expense ratios from exceeding 1.35% of the average daily net assets of the Portfolio. In addition, the prior Administrator, Accounting Agent and Transfer Agent waived a portion of their fees for the period ended November 30, 1997. Without the waiver of expenses, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.80% and (1.13)%, respectively, for the period ended November 30, 1997.

================================================================================
        BRAZOS REAL ESTATE SECURITIES PORTFOLIO, CLASS Y

                                      NET
                                  GAIN(LOSS)
                                  ON INVEST-    TOTAL    DIVIDENDS   DISTRI-
           NET ASSET     NET     MENTS (BOTH    FROM     FROM NET    BUTIONS            NET ASSET         NET ASSETS  RATIO OF
            VALUE,     INVEST-    REALIZED     INVEST-    INVEST-     FROM     TOTAL     VALUE,             END OF    EXPENSES
PERIOD    BEGINNING     MENT        AND         MENT       MENT      CAPITAL  DISTRI-    END OF     TOTAL   PERIOD   TO AVERAGE
ENDED     OF PERIOD   INCOME(1)  UNREALIZED)  OPERATIONS  INCOME      GAINS   BUTIONS    PERIOD    RETURN   (000'S)  NET ASSETS(2)
12/31/96*-
11/30/97   $10.00     $0.35        $2.05        $2.40      $(0.23)   $(0.93)  $(1.16)    $11.24    24.39%**  $53,308  1.25%***

11/30/98    11.24      0.44        (1.90)       (1.46)      (0.43)    (0.14)   (0.57)      9.21   (13.64)     84,789  1.25






              RATIO OF NET
               INVESTMENT
                 INCOME
PERIOD        TO AVERAGE     PORTFOLIO
ENDED         NET ASSETS     TURNOVER
12/31/96*-
11/30/97      4.61%***       185%**
11/30/98      4.19           157













----------------
*   Commencement of operations
**  Not Annualized
*** Annualized

(1)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.
(2) The Adviser agreed to waive a portion of its advisory fees and assume expenses otherwise payable by the Brazos Real Estate Securities Portfolio (if necessary) in order to keep the annual expense ratios from exceeding 1.25% of the average daily net assets of the Portfolio. In addition, the prior Administrator, Accounting Agent and Transfer Agent waived a portion of their fees for the period ended November 30, 1997. Without the waiver of expenses, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.83% and 4.03%, respectively, for the period ended November 30, 1997. For the year ended November 30, 1998, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 4.13%, respectively, without the waiver of expenses.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION

--------------------------------------------------------------------------------
SELECTING A SHARE CLASS

Each Portfolio offers three classes of shares through this prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

                                     CLASS A

[LOGO] Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

[LOGO] Lower annual expenses than Class B or Class II shares.

                                     CLASS B

[LOGO] No front-end sales charge; all your money goes to work for you right away. Higher annual expenses than Class A shares.

[LOGO] Deferred sales charge on shares you sell within six years of purchase, as described below.

[LOGO] Automatic conversion to Class A shares approximately one year after such time that no CDSC would be payable upon redemption, as described below, thus reducing future annual expenses.

                                    CLASS II

[LOGO] Front-end sales charge, as described below. Higher annual expenses than Class A shares.

[LOGO] Deferred sales charge on shares you sell within eighteen months of purchase, as described below.

[LOGO] No conversion to Class A.



CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                                 Sales Charge          Concession to Dealers
                                                         ---------------------------------------------------------
                                                             % OF         % OF NET             % OF
                                                           OFFERING        AMOUNT            OFFERING
YOUR INVESTMENT                                              PRICE        INVESTED             PRICE
                                                         ---------------------------------------------------------
Less than $50,000 ....................................       5.75%          6.10%              5.00%
$50,000 but less than $100,000 .......................       4.75%          4.99%              4.00%
$100,000 but less than $250,000 ......................       3.75%          3.90%              3.00%
$250,000 but less than $500,000 ......................       3.00%          3.09%              2.25%
$500,000 but less than $1,000,000 ....................       2.10%          2.15%              1.35%
$1,000,000 or more ...................................       None           None               1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase.

CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

        Years after purchase            CDSC on shares being sold

        1st or 2nd year                 4.00%
        3rd or 4th year                 3.00%
        5th year                        2.00%
        6th year                        1.00%
        7th year and thereafter         None

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

CLASS II. Sales Charges are as follows:

               Sales Charge                Concession to Dealers
         ==============================================================
            % OF        % OF NET                   % OF
          OFFERING       AMOUNT                  OFFERING
            PRICE       INVESTED                   PRICE
         ==============================================================
            1.00%         1.01%                    1.00%

There is also a CDSC of 1% on shares you sell within eighteen months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION

--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

     [LOGO] Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SunAmerica Capital Services" or the "Distributor") (this waiver may also apply to front-end sales charges of Class II shares)

     [LOGO] participants in certain retirement plans that meet applicable conditions

     [LOGO] Trustees of the Trust and other individuals who are affiliated with the Trust or any fund distributed by SunAmerica Capital Services and their families

     [LOGO] selling brokers and their employees and sales representatives and their families participants in "Net Asset Value Transfer Program"

We will generally waive the CDSC for Class B or Class II shares in the following cases:

     [LOGO] within one year of the shareholder's death or becoming disabled

     [LOGO] Trustees of the Trust and other individuals who are affiliated with the Trust or any fund distributed by SunAmerica Capital Services and their families

     [LOGO] to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Portfolio of the Trust or any fund distributed by SunAmerica Capital Services to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the SAI.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, you may invest some or all of the proceeds in the same share class of the same Portfolio within one year without a sales charge, which is a one-time privilege. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).

12b-1 FEES

Each class of shares of each Portfolio has its own 12b-1 plan that provides for distribution and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

               CLASS               DISTRIBUTION FEE              SERVICE FEE

                 A                       0.10%                      0.25%
                 B                       0.75%                      0.25%
                II                       0.75%                      0.25%

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each Portfolio is as follows:

     [LOGO] non-retirement account: $500

     [LOGO] retirement account: $250

     [LOGO] dollar cost averaging: $500 to open; you must invest at least $25 a month
     The minimum subsequent investment for each Portfolio is as follows:

     [LOGO] non-retirement account: $100

     [LOGO] retirement account: $25

3. Complete  the  appropriate  parts  of  the  Account  Application,   carefully
   following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

================================================================================



--------------------------------------------------------------------------------


BUYING SHARES

OPENING AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------

   [LOGO] Make out a check for the  investment  amount,  payable to the specific
          Portfolio or SunAmerica Funds.

   [LOGO] Deliver  the  check  and  your  completed  Account  Application  (and
          Supplemental Account Application, if applicable) to your broker or financial advisor, or mail them to:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations, 3rd Floor
         The SunAmerica Center
         733 Third Avenue
         New York, New York 10017-3204.


Adding to an account

   [LOGO] Make out a check for the  investment  amount  payable to the  specific
          Portfolio or SunAmerica Funds.

   [LOGO] Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

   [LOGO] Indicate the Portfolio and account number in the memo section of your check.

   [LOGO] Deliver the check and your note to your broker or financial advisor, or mail them to:

            NON-RETIREMENT ACCOUNTS:
            SunAmerica Fund Services, Inc.
            c/o NFDS
            P.O. Box 219373
            Kansas City, Missouri 64121-9373

         RETIREMENT ACCOUNTS:
         SunAmerica Fund Services, Inc.
         Mutual Fund Operations, 3rd Floor
         The SunAmerica Center
         733 Third Avenue
         New York, New York 10017-3204





BY WIRE
--------------------------------------------------------------------------------

   [LOGO] Deliver your completed application to your broker or financial advisor or fax it to SunAmerica Fund Services, Inc. at 212-551-5585.

   [LOGO] Obtain your account number by calling your broker or financial advisor or Shareholder/Dealer Services at 1-800-858-8850, ext. 5125.

   [LOGO] Instruct your bank to wire the amount of your investment to:

            State Street Bank & Trust Company
            Boston, MA
            ABA #0110-00028
            DDA # 99029712

Specify the Portfolio name, your choice of share class, your new Portfolio number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

   [LOGO] Instruct your bank to wire the amount of your investment to:

           State Street Bank & Trust Company
           Boston, MA
           ABA #0110-00028
           DDA # 99029712

Specify the Portfolio name, your share class, your Portfolio number, account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

================================================================================

SHAREHOLDER ACCOUNT INFORMATION

--------------------------------------------------------------------------------


SELLING SHARES

HOW

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
--------------------------------------------------------------------------------

   [LOGO] Accounts of any type.

   [LOGO] Sales of any amount.


By mail
--------------------------------------------------------------------------------

   [LOGO] Accounts of any type.

   [LOGO] Sales of less than $100,000.

   [LOGO] Sales of $100,000 or more require a signature guarantee.


By phone
--------------------------------------------------------------------------------

   [LOGO] Most accounts.
   [LOGO] Sales of less than $100,000.


By wire
--------------------------------------------------------------------------------

   [LOGO] Request by mail to sell any amount (accounts of any type).

   [LOGO] Request by phone to sell less than $100,000.


REQUIREMENTS

   [LOGO] Call  your broker or financial  advisor  to  place your order  to sell shares.
--------------------------------------------------------------------------------
   [LOGO] Write a letter of instruction indicating the Portfolio name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

   [LOGO] Include all signatures and any additional document that may be required (see next page).

   [LOGO] A check will normally be mailed on the next business day to the name(s) and address in which the account is registered, or otherwise according to your letter of instructions.

   [LOGO] Mail the materials to:

            SunAmerica Fund Services, Inc.
            Mutual Fund Operations, 3rd Floor
            The SunAmerica Center
            733 Third Avenue
            New York, New York
            10017-3204
--------------------------------------------------------------------------------
   [LOGO] Call  Shareholder/Dealer  Services at 1-800-858-8850 between 8:30 a.m.
          and 7:00 p.m. (Eastern time) on most business days. State the Portfolio name, the name of the person requesting the redemption, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

   [LOGO] A check will be mailed to the name(s) and address in which the account is registered, or to  a  different  address  indicated  in  a  written authorization previously provided to the Portfolio by the shareholder(s) on the account.
--------------------------------------------------------------------------------
   [LOGO] Proceeds will normally be wired on the next business day. A $15 fee will be deducted from your account.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

================================================================================



--------------------------------------------------------------------------------

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

      [LOGO] your address of record has changed within the past 30 days

      [LOGO] you are selling $100,000 or more worth of shares

      [LOGO] you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

      [LOGO] a broker or securities dealer

      [LOGO] a federal savings, cooperative or other type of bank a savings and loan or other thrift institution a credit union a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. All purchases must be in U.S. dollars. Cash will not be accepted. There is a $25.00 fee for all checks returned due to insufficient funds.

When you sell shares, you receive the NAV minus any applicable CDSCs.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after your request is received in proper form by the Trust. If your order is received by the Trust or the Distributor before a Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Trust before its close of business. The Trust and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest to a small extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of a Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribution in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other Portfolio of the Trust or any fund distributed by SunAmerica Capital Services. Before making an exchange, you should review a copy of the prospectus of the Portfolio or the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

================================================================================

SHAREHOLDER ACCOUNT INFORMATION

--------------------------------------------------------------------------------


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Trust, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order.

Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. The Trust may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Trust is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to the Portfolios of the Trust or the funds distributed by SunAmerica Capital Services of your choice. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account. To use:

[LOGO]Make sure you have at least $5,000 worth of shares in your account.

[LOGO]Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges).

[LOGO]Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

[LOGO]Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
[LOGO]Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other Portfolios of the Trust or funds distributed by SunAmerica Capital Services. To use:

[LOGO]Specify the Portfolio of the Trust or the fund distributed by SunAmerica Capital Services from which you would like money withdrawn and into which you would like money invested.

[LOGO]Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

[LOGO]Specify the amount(s). Each exchange must be worth at least $25.

[LOGO]Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (optional) Anchor National Life Insurance Company ("Anchor National") offers an Asset Protection Plan to certain investors in the Trust. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

================================================================================



--------------------------------------------------------------------------------

Anchor National is a SunAmerica company.

Please call 1-800-858-8850 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. All funds distributed by SunAmerica Capital Services offer a range of qualified retirement plans, including IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Simple IRAs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

TAX, DIVIDEND AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

[LOGO]after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

[LOGO]after any changes of name or address of the registered owner(s)

[LOGO]in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Small Cap Growth Portfolio. The Real Estate Securities Portfolio distributes its dividends and capital gains distributions, if any, quarterly.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other Portfolio of the Trust or any fund distributed by SunAmerica Capital Services or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850 to change dividend and distribution payment options.

TAXABILITY OF DIVIDENDS. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies. As long as each Portfolio so qualifies, the Portfolio will not be subject to federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable to you. Distributions of a Portfolio's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction from a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Trust may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

================================================================================

More Information About the Portfolios

--------------------------------------------------------------------------------


                              Investment Strategies

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.

                                         BRAZOS SMALL                     BRAZOS REAL
                                          CAP GROWTH                    ESTATE SECURITIES
What is the Portfolio's          To provide maximum capital         To provide a balance of income
investment objective?            appreciation, consistent with      and appreciation (with reasonable
                                 reasonable risk to principal, by   risk to principal) by investing
                                 investing primarily in             primarily in equity securities of
                                 small capitalization companies     companies which are principally
                                                                    engaged in the real estate industry

--------------------------------------------------------------------------------------------------------
What are the Portfolio's
principal investment strategies? Growth                             Growth and income

--------------------------------------------------------------------------------------------------------

What are the Portfolio's         o active trading of stocks      o active trading of stocks of
principal investment techniques?   of small companies that         companies principally engaged in
                                   offer the potential for         the real estate industry that offer
                                   capital appreciation            the potential for capital apprecia-
                                                                   tion and current income

--------------------------------------------------------------------------------------------------------
Where are the Portfolio's        o stocks of small companies     o stocks of companies principally
principal investments (under       (at least 65% of total assets)  engaged in the real estate industry
normal market conditions)?                                         (at least 65% of total assets)

--------------------------------------------------------------------------------------------------------
What are the Portfolio's         o stock market volatility       o stock market volatility
principal risks?                 o securities selection          o securities selection
                                 o small market capitalization   o small market capitalization
                                                                 o volatility of real estate markets
                                                                   and real estate investment trusts
                                                                 o concentration risk

14

================================================================================



--------------------------------------------------------------------------------

                                               BRAZOS SMALL                           BRAZOS REAL
                                                CAP GROWTH                         ESTATE SECURITIES
What other investment strategies
can the Portfolio use?

o Fixed income securities                Yes                                      Yes

o Small company stocks                   See principal investments above          Yes

o Short-term investments                 Yes*                                     Yes*

o Defensive investments                  Yes                                      Yes

o Foreign securities                     Yes (up to 5%)                           Yes (up to 5%)

o Illiquid securities                    Yes (up to 15%)                          Yes (up to 15%)

o Securities lending                     Yes (up to 331/3%)                       Yes (up to 331/3%)

o Borrowing for temporary or             Yes (up to 331/3%)                       Yes (up to 331/3%)
  emergency purposes

o Options and futures                    Yes**                                    Yes**

o Special situations                     Yes                                      Yes

o ADR's, EDR's and GDR's                 Yes (up to 5%)                           Yes (up to 5%)

o Bank obligations                       Yes (up to 10%)                          Yes (up to 10%)

o Investment companies                   Yes (up to 10%)                          Yes (up to 10%)

o Real estate investment trusts
  and securities of companies
  principally engaged in the
  real estate industry                   No                                       See principal investments above

o Repurchase agreements                  Yes (up to 10%)                          Yes (up to 10%)

o Reverse repurchase agreements          Yes (up to 331/3%)                       Yes (up to 331/3%)

o U.S. Government obligations            Yes (up to 100%)                         Yes (up to 100%)

o Warrants                               Yes (up to 5%)                           Yes (up to 5%)

o When-issued securities                 Yes (up to 331/3%)                       Yes (up to 331/3%)

-----------------------------------------------------------------------------------------------------------------------------------

What other potential risks               o foreign exposure                       o foreign exposure
can affect a Portfolio?                  o interest rate fluctuations             o interest rate fluctuations
                                         o credit quality                         o credit quality
                                         o small market capitalization            o illiquidity
                                         o illiquidity                            o derivatives
                                         o derivatives                            o hedging
                                         o hedging                                o volatility of real estate markets and
                                                                                    real estate investment trusts

* Under normal circumstances, shorter term investments are expected to be 5% to 10% of each Portfolio; however, market conditions may lead to higher levels (up to 100%).

** The Portfolios may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets or where the Portfolios' obligations would exceed 20% of the total assets.

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More Information About the Portfolios

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                       GLOSSARY

The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.

"Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

SMALL COMPANIES have market capitalizations of $1.2 billion or less.

A company is considered "PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of real estate assets.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States. Foreign securities include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. The Portfolio earns interest on the loan while retaining ownership of the security.

A Portfolio may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio's portfolio. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce a Portfolio's return. If a Portfolio borrows through REVERSE REPURCHASE AGREEMENTS there will be additional risks, including risks that the interest income earned by a Portfolio (from the investment of the proceeds) may be less than the interest expense of the transaction, the market value of the securities sold by a Portfolio may decline below the price the Portfolio is obligated to pay to repurchase the securities, and the securities may not be returned to the Portfolio.

A DERIVATIVE instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying asset.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.

Each Portfolio may invest in securities of other open-end or closed-end investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

REAL ESTATE INVESTMENT TRUSTS ("REITS") pool investors' funds for investment primarily in commercial real estate properties or in real estate related loans.

In a REPURCHASE AGREEMENT, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 102% of the repurchase price if such securities mature in more than one year.

WHEN-ISSUED refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party. A Portfolio will maintain a separate account of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

WARRANTS are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by the Adviser, may fail to produce the intended return.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations ($1.2 billion or less) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

VOLATILITY OF REAL ESTATE MARKETS AND REITS: The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Portfolio could lose money because of declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

================================================================================

More Information About the Portfolios

--------------------------------------------------------------------------------

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions. Hedging:

HEDGING is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

CONCENTRATION RISK: Concentrating a Portfolio's investments in a particular industry could cause the Portfolio to be sensitive to changes in that industry, and a change in value of any one investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a diversified Portfolio.

TRUST MANAGEMENT

ADVISER. John McStay Investment Counsel, LLC ("JMIC" or the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Trust, which includes four separate Portfolios. JMIC is a majority-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance, insurance-related and financial services activities in the United States and abroad. JMIC's predecessor, John McStay Investment Counsel, L.P., managed each Portfolio from its inception. JMIC manages each Portfolio using a team approach. By using a team approach, the Adviser avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) investment professional turnover during the last fifteen years of management.

For the fiscal year ended November 30, 1998, each Portfolio paid the predecessor to the Adviser, John McStay Investment Counsel, L.P., a fee equal to the following percentage of average daily net assets:

             Portfolio                             Fee
             ---------                             ---
          Brazos Small Cap Growth                0.90%

          Brazos Real Estate Securities          0.84% (net of reimbursements)

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares offered herein. The Distributor, a SunAmerica company and an indirect wholly owned subsidiary of AIG, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Distributor based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Portfolios' 12b-1 plans. Banks and other financial services firms may be subject to various state laws regarding these services, and may be required to register as dealers pursuant to state law.

ADMINISTRATOR. SunAmerica Asset Management Corp. provides administrative services to each Portfolio. The Administrator, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid a monthly fee based on each Portfolio's average daily net assets for its services.

SHAREHOLDER SERVICING AGENT. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Shareholder Servicing Agent, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid a monthly fee by each of Class A, B and II of a Portfolio for its services at the annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder, transfer agency and custodial services to the Trust. The Distributor, Administrator and Shareholder Servicing Agent are located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

YEAR 2000. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

================================================================================

For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

    ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the applicable period.

    STATEMENT OF ADDITIONAL  INFORMATION (SAI). Contains additional  information
    about  the  Portfolios'  policies,   investment  restrictions  and  business
    structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:
         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue
         New York, New York  10017-3204
         1-800-858-8850

or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR:  SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-07881


[LOGO OMITTED]

CAPITAL SERVICES

                               BRAZOS MUTUAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 1999

Suite 1600                                           General Marketing and
5949 Sherry Lane                                     Shareholder Information
Dallas, TX  75225                                    (800) 858-8850

        Brazos Mutual Funds (the "Trust") is a mutual fund consisting of multiple investment funds. This Statement of Additional Information relates to the: Brazos Small Cap Growth Portfolio and Brazos Real Estate Securities Portfolio. Each Portfolio has distinct investment objectives and strategies.

        This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated August 1, 1999. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. The Trust's Prospectus for Class A, Class B and Class II shares of each Portfolio is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                      TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
History of the Portfolios...................................................B-2
Investment Objectives and Policies..........................................B-2
Investment Restrictions....................................................B-24
Trustees and Officers......................................................B-26
Adviser, Personal Trading, Distributor and
Administrator..............................................................B-31
Portfolio Transactions and Brokerage.......................................B-37
Additional Information Regarding Purchase of Shares........................B-38
Additional Information Regarding Redemption of Shares......................B-45
Exchange Privilege.........................................................B-45
Determination of Net Asset Value...........................................B-46
Performance Data...........................................................B-47
Dividends, Distributions and Taxes.........................................B-51
Retirement Plans...........................................................B-54
Description of Shares......................................................B-55
Additional Information.....................................................B-57
Financial Statements.......................................................B-58
Appendix.............................................................Appendix-1

        No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

        This Statement of Additional Information relates to the Class A, B and II shares of the Brazos Real Estate Securities Portfolio and the Brazos Small Cap Growth Portfolio (each, a "Portfolio," and collectively, the "Portfolios") of Brazos Mutual Funds, a Delaware business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the " 1940 Act"). Class Y shares of the Portfolios are not offered in this Statement of Additional Information. In addition, the Trust also has the Brazos Micro Cap Growth Portfolio and the Brazos Growth Portfolio, which are not offered in this Statement of Additional Information.

                            HISTORY OF THE PORTFOLIOS

        The Trust was organized as a Delaware business trust on October 28, 1996. The Trust's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Brazos Mutual Funds is a diversified open-end management investment company.

                       INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and policies of each of the Portfolios are described in the respective Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ, are described under "More Information About the Portfolios -- Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

        In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

        For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (I. E., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

        Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A
Portfolio's  15%  limitation  on  investments  in illiquid  securities  includes
Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to the repurchase price, including accrued interest, or 102% of the repurchase price if such securities mature in more than one year. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

FIXED INCOME SECURITIES. Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, mainly obligations issued by governments and money market instruments, without regard to the maturities of such securities.

        Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a banks prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

        The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

        "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

        Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to their primary investments, each Portfolio, except as described below, may also invest 5% to 10% under normal circumstances of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Portfolio, except as described below, may invest up to 100% of its total assets in fixed income securities, including money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

        Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Portfolios may invest:

        U.S. GOVERNMENT SECURITIES: See the section entitled "U.S. Government Securities" below.

        COMMERCIAL PAPER: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Portfolio's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating Organization. The Portfolios will generally purchase commercial paper only of companies of medium to large capitalizations (I.E., $1 billion or more).

        CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

        Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

        CORPORATE OBLIGATIONS: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

        REPURCHASE AGREEMENTS: See the section entitled "Repurchase Agreements" above.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

        Such a Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

        Such a Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, the Brazos Small Cap Growth Portfolio will invest, and Brazos Real Estate Securities Portfolio may invest, in the securities of small companies having market capitalizations under $1.2 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment-companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies. The Brazos Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The Portfolios will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Brazos Real Estate Securities Portfolio's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Portfolio's total assets. Although not an investment policy of the Portfolios, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Brazos Real Estate Securities Portfolio invests will have operating histories of less than three years.

        Companies with market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Brazos Real Estate Securities Portfolio may invest in the securities of Mid-Cap Companies.

WARRANTS AND RIGHTS. Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. War-rants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Portfolio will either segregate the securities sold or liquid assets of a comparable value.

        A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

        To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Portfolio.

        When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and failing prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Portfolio's investment portfolio, each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

        Each Portfolio may invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRS) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

        Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

        Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (I.E., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

        Because a Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of such Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

        Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

DERIVATIVES  STRATEGIES.  Each  Portfolio  may write  (I.E.,  sell) call options
("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

        Each Portfolio also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio will receive a premium for writing a put option that increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

        HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, each Portfolio, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

        A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

        A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Portfolio's portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

        OPTIONS

        OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on futures contracts, equity and debt securities.

        When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

        To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

        When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

        A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

        A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

        When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

        Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

        When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

        OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a

Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

        OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index; it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

        FUTURES AND OPTIONS ON FUTURES

        FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

        Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

        Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

        As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

        Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

        OPTIONS ON FUTURES. As noted above, certain Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

        The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

        FORWARD CONTRACTS

        Each Portfolio may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

        A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Portfolio will not speculate with Forward Contracts or foreign currency exchange rates.

        A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

        A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolios may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

        A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

        The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

        At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

        The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

        Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

        ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

        The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

        An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

        In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

        REGULATORY ASPECTS OF HEDGING INSTRUMENTS

        Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Portfolio intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

        POSSIBLE RISK FACTORS IN HEDGING

        Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used.

        In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

        If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

        SHORT SALES. Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

        A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

        No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

        Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

        Each Portfolio may make "short sales against the box." A short sale is effected by selling a security that the Portfolio does not own. A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

PORTFOLIO TURNOVER. It is expected that the annual portfolio turnover rate for the Portfolios will not exceed 200%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in the "Financial Highlights" section of the Prospectus present the historical turnover rates for the Brazos Real Estate Securities Portfolio and Brazos Small Cap Growth Portfolio.

INVESTMENT COMPANIES. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                                   INVESTMENT RESTRICTIONS

        Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

        Under the following fundamental restrictions, no Portfolio may:

        (1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

        (2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

        (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3 % of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

        (4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33-1/3% of its total assets at fair market value;

        (5)    invest  in  physical  commodities  or   contracts   on   physical
               commodities;

        (6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the Brazos Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

        (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder and (iii) as otherwise permitted by exemptive order of the Commission;

        (8)    underwrite the securities of other issuers;

        (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any  permitted  borrowings,  mortgages or pledges,  or
               (ii) entering into options, futures or repurchase transactions;

        (10) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

        (11)   purchase on margin except as specified in (10) above;

        (12) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

In addition, the Brazos Small Cap Growth Portfolio has adopted a fundamental policy that it will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position. The Brazos Real Estate Securities Portfolio has adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry.

                                    TRUSTEES AND OFFICERS

        The following table lists the Trustees and executive officers of the Trust, their ages, business addresses, and principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

                                   Position with        Principal  Occupations
Name, Age, Address                 the Trust            During   Past  5   Years
------------------                 -------------        ------------------------
George W. Gau, 51                  Trustee              Professor   of  Finance,
8009 Long Canyon Drive                                  George     S.     Watson
Austin, Texas  78730                                    Centennial  Professor in
                                                        Real Estate, College and
                                                        Graduate    School    of
                                                        Business,  University of
                                                        Texas  at  Austin  since
                                                        1988;  J.  Ludwig  Mosle
                                                        Centennial      Memorial
                                                        Professor in Investments
                                                        and  Money   Management,
                                                        since 1996; and Chairman
                                                        of the  Board  and Chief
                                                        Executive  Officer,  The
                                                        MBA   Investment   Fund,
                                                        L.L.C.,  a  $10  million
                                                        fund  that is the  first
                                                        private       investment
                                                        company to be managed by
                                                        students, since 1994.

*Dan  L.  Hockenbrough,  39  5949  Trustee,  President
Sherry  Lane,  Suite 1600 Dallas,  and           Chief
Texas  75225                       Financial Officer
                                                        Since    August    1996,
                                                        Business Manager of John
                                                        McStay        Investment
                                                        Counsel,  LLC  (formerly
                                                        John  McStay  Investment
                                                        Counsel,          L.P.).
                                                        Formerly,          Chief
                                                        Financial   Officer   of
                                                        Waugh  Enterprises,  Inc
                                                        from November 1995 until
                                                        August  1996;  Assistant
                                                        Controller   of   Hicks,
                                                        Muse,   Tate   &   Furst
                                                        Incorporated        from
                                                        December     1992     to
                                                        November 1995.

                                   Position with        Principal  Occupations
Name, Age, Address                 the Trust            During   Past  5   Years
------------------                 -------------        ------------------------
John H. Massey, 59                 Trustee              Private   investor   and
4004 Windsor Avenue                                     corporate director:  The
Dallas, Texas  75205                                    Paragon   Group,   Inc.,
                                                        Chancellor         Media
                                                        Corporation Inc.,    The
                                                        Sunrise       Television
                                                        Group, Inc., Bank of the
                                                        Southwest, Columbine JDS
                                                        Systems,    Inc.,    FSW
                                                        Holdings, Inc., National
                                                        Health         Insurance
                                                        Corporation,  Inc.,  and
                                                        Central Texas Bankshares
                                                        Holdings,   Inc.   until
                                                        August 1996, Chairman of
                                                        the   Board   and  Chief
                                                        Executive   Officer   of
                                                        Life   Partners   Group,
                                                        Inc.

David M. Reichert, 59              Trustee              Private        Investor;
7415 Stonecrest Drive                                   formerly   Senior   Vice
Dallas, Texas  75240                                    President    of    Moffe
                                                        Capital  Management,  an
                                                        investment    counseling
                                                        firm, from
                                                        January  1995 until June
                                                        1996  and  Senior   Vice
                                                        President  and Portfolio
                                                        Manager   of    American
                                                        Capital            Asset
                                                        Management,   a   mutual
                                                        fund management company,
                                                        from  April 1989 to July
                                                        1994.

Tricia A. Hundley, 48              Vice     President,  Partner  of John  McStay
5949 Sherry Lane, Suite 1560       Secretary       and  Investment Counsel , LLC
Dallas, Texas  75225               Compliance Officer   (formerly   John  McStay
                                                        Investment      Counsel,
                                                        L.P.), since 1987.

Loren J. Soetenga, 31              Vice  President and  Principal of John McStay
5949 Sherry Lane, Suite 1560       Treasurer            Investment Counsel,  LLC
Dallas, Texas  75225                                    (formerly   John  McStay
                                                        Investment      Counsel,
                                                        L.P.). Formerly, Partner
                                                        of  Chronos  Management,
                                                        Inc. until 1996.

                                   Position with        Principal  Occupations
Name, Age, Address                 the Trust            During   Past  5   Years
------------------                 -------------        ------------------------
Peter C. Sutton, 34                Vice  President and  Senior  Vice  President,
The SunAmerica Center              Assistant Treasurer  SunAmerica         Asset
733 Third Avenue                                        Management Corp.,  since
New York, NY  10017-3204                                April  1997;  Treasurer,
                                                        SunAmerica Equity Funds,
                                                        SunAmerica  Income Funds
                                                        SunAmerica  Money Market
                                                        Funds   since   February
                                                        1996,    Anchor   Series
                                                        Trust since 1994,  Style
                                                        Select   Series,    Inc.
                                                        since September 1996 and
                                                        SunAmerica     Strategic
                                                        Investment Series,  Inc.
                                                        since   December   1998;
                                                        Vice    President    and
                                                        Assistant  Treasurer  of
                                                        SunAmerica  Series Trust
                                                        and Anchor  Pathway Fund
                                                        since     1994;     Vice
                                                        President,       Seasons
                                                        Series Trust since April
                                                        1997;   formerly,   Vice
                                                        President,    SunAmerica
                                                        Asset Management  Corp.,
                                                        from   1994   to   1997;
                                                        Controller,   SunAmerica
                                                        Equity Funds, SunAmerica
                                                        Income Funds, SunAmerica
                                                        Money  Market  Funds and
                                                        Anchor   Series   Trust,
                                                        from   March   1993   to
                                                        February 1996.

Robert M. Zakem, 41                Vice  President and  Senior  Vice   President
The SunAmerica Center              Assistant Secretary  and   General   Counsel,
733 Third Avenue                                        SunAmerica         Asset
New York, NY  10017-3204                                Management Corp.,  since
                                                        April  1993;   Executive
                                                        Vice President,  General
                                                        Counsel  and   Director,
                                                        SunAmerica       Capital
                                                        Services,   Inc.,  since
                                                        August    1993;     Vice
                                                        President,       General
                                                        Counsel  and   Assistant
                                                        Secretary,    SunAmerica
                                                        Fund   Services,   Inc.,
                                                        since January 1994; Vice
                                                        President,    SunAmerica
                                                        Series   Trust,   Anchor
                                                        Pathway Fund and Seasons
                                                        Series Trust;  Secretary
                                                        and   Chief   Compliance
                                                        Officer,  Anchor  Series
                                                        Trust, SunAmerica Equity
                                                        Funds, SunAmerica Income
                                                        Funds,  SunAmerica Money
                                                        Market   Funds,    since
                                                        1993;    Secretary   and
                                                        Chief         Compliance
                                                        Officer,   Style  Select
                                                        Series,    Inc.,   since
                                                        1996;         Secretary,
                                                        SunAmerica     Strategic
                                                        Investment Series, Inc.,
                                                        since 1998.

        The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Agreement and Declaration of Trust. Officers of the Trust are also officers of some or all of the other investment companies managed, administered or advised by John McStay Investment Counsel, LLC (the "Adviser") or its affiliates.

        The Trust pays each Trustee, who is not also an officer or affiliated person, a $1,250 quarterly retainer fee per Portfolio which currently amounts to $5,000 per quarter. In addition, each unaffiliated Trustee receives a fee of $1,250 per regular meeting and a fee of $1,250 per special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by either the Adviser or the Administrator (as defined below) and receive no compensation from the Trust. The following table shows aggregate compensation paid to each of the Trustees for the fiscal period ended November 30, 1998.

                                       COMPENSATION TABLE

         (1)                 (2)               (3)                (4)                (5)
    Name of Person        Aggregate         Pension or         Estimated      Total Compensation
       Position          Compensation       Retirement          Annual       from Registrant and
                             From            Benefits        Benefits Upon   Company Complex Paid
                          Registrant    Accrued as Part of    Retirement         to Trustees
                                       Company Expenses
================================================================================================
George W. Gau*               -0-               -0-                -0-                -0-
Trustee
Dan  L.   Hockenbrough       -0-               -0-                -0-                -0-
Trustee
John H. Massey              $8,000             -0-                -0-               $8,000
Trustee
David M. Reichert           $8,000             -0-                -0-               $8,000
Trustee

*Since Mr. Gau joined the Board of Trustees in May of 1999, he was not compensated during the fiscal year ended November 30, 1998 for his services to the Trust.

PRINCIPAL HOLDERS OF SECURITIES. Upon the commencement of the offering of the Class A shares, Class B shares and Class II shares of each of the Brazos Real Estate Securities Portfolio and the Brazos Small Cap Growth Portfolio, the Administrator will be the sole shareholder of each such Class and will be deemed a controlling person of each such Class.

        As of July 31, 1999, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding Class Y shares of each Portfolio.

        As of July 31, 1999, the following persons or organizations held of record 5% or more of the Class Y shares of the Brazos Real Estate Securities
Portfolio:

             Suntrust Bank Atlanta Custodian                        8.57%
             FBO University of Georgia Foundation
             U/A/D 3-19-97
             P.O. Box 105870

             Wachovia Bank NA Successor                             8.10%
             Trustee
             U/A USAA Savings & Investment Plan
             301 N. Main Street
             P.O. Box 3073
             Winston Salem, NC 27150-0001

             Clarian Health Partners Inc.                           7.92%
             Attn: Rick Vorhies
             1515 N. Senate Avenue, Fl. 1
             Indianapolis, IN 46202-2212

             Charles Schwab & Co.                                   5.90%
             Spec Custory for Benefit of Custodian
             Ste 700 Team P-Mutual Fund Operations
             4500 Cherry Creek Drive - South
             Denver, CO 80246

             The Lemelson Foundation                                5.75%
             PMB #363 930 Tahoe Blvd #802
             Incline Village, NV 89451
             Texas Tech University                                  5.68%
             P.O. Box 41098
             Lubbock, TX 79409-1098
             California Province of the Society of                  5.48%
             Jesus
             Attn:  Rev Robert St. Clair SJ
             P.O. Box 519
             Los Gatos, CA 95031-0519
             University of Nebraska Foundation                      5.40%
             Daniel H. Morin VP & Treasurer
             P.O. Box 82555
             Lincoln, NE 68501-2555

        As of July 31, 1999, the following persons or organizations held of record 5% or more of the Class Y shares of the Brazos Small Cap Growth
Portfolio:

             Charles Schwab & Co. Inc.                             11.76%
             Spec Custody for Benefit of Custodian
             Ste 700 Team P-Mutual Fund Operations
             4500 Cherry Creek Drive - South
             Denver, CO 80246

                                  ADVISER, PERSONAL TRADING,
                                DISTRIBUTOR AND ADMINISTRATOR

THE ADVISER. John McStay Investment Counsel, LLC (the "Adviser"), which was organized as a Delaware limited liability corporation in 1999, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and acts as adviser to each of the Portfolios pursuant to Investment Advisory Agreements dated June 25, 1999 (the "Advisory Agreements") with the Trust, on behalf of each Portfolio. The Adviser is the successor entity to John McStay Investment Counsel, L.P. (the "Prior Adviser"), which managed each Portfolio from its inception through June 24, 1999, pursuant to investment advisory agreements (the "Prior Advisory Agreements"). The Adviser is an indirect majority-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad.

        Under the Advisory Agreement, the Adviser manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees.

        Except to the extent otherwise specified in the Advisory Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Trust and each of the Portfolios, including, without limitation, brokerage commissions and all other costs of the Trust's operation.

        As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

BRAZOS Real Estate Securities Portfolio................................... 0.90%
BRAZOS Small Cap Growth Portfolio......................................... 0.90%

        The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Prior Advisory Agreements or waived by the Prior Adviser for the fiscal year ended November 30, 1998.

        For the fiscal year ended November 30, 1998 the Portfolios paid the Prior Adviser fees and the Prior Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
Portfolio                                         (Before Waivers)    Waivers
---------                                         ---------------     -------
Brazos Real Estate Securities Portfolio              $ 712,269        $ 47,708
Brazos Small Cap Growth Portfolio                    $1,578,588       $      0

For the fiscal year ended November 30, 1997 the Portfolios paid the Prior Adviser fees and the Prior Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
Portfolio                                         (Before Waivers)    Waivers
---------                                         ---------------     -------
Brazos Real Estate Securities Portfolio             $ 237,702       $ 139,015
Brazos Small Cap Growth Portfolio                   $ 239,078       $ 107,342

        The Advisory Agreement continues in effect with respect to each Portfolio after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. The Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

        Under the terms of the Advisory Agreement, the Adviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

PERSONAL TRADING. The Trust and the Adviser have adopted a written Code of Ethics, which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, officer, general partner or advisory person of the Trust. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser during the quarter.

THE DISTRIBUTOR. The Trust, on behalf of the Class A, B and II shares of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services, Inc. ("SACS" or the
"Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see "Distribution Plans" below).

        Continuance of the Distribution Agreement with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

        The  Distributor  may, from time to time, pay additional  commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Keogler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors/trustees. Pursuant to such rule, the Portfolios have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans").

        The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

        Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of a Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

        The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

        It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

        Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR. As of August 1, 1999, SunAmerica Asset Management Corp. (the "Administrator"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017 serves as Administrator to the Trust and also provides accounting services to the Trust. The Administrator is a SunAmerica Company and an indirect wholly-owned subsidiary of AIG.

        The Administrator supplies office facilities, non-investment related statistical and research date, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Trust equal to the greater of: (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule:

                      0.07% on the first $200 million;
                      0.06% on the next $500 million;
                      0.04% on the balance.

        The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

        For the fiscal year ended November 30, 1998 the Trust paid its previous administrators Firstar Mutual Fund Services, LLC ("Firstar") and PFPC, Inc. ("PFPC")* administration fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
Portfolio                                        (Before Waivers)       Waivers
---------                                        ---------------        -------
BRAZOS Real Estate Securities Portfolio             $   74,824            $   0
BRAZOS Small Cap Growth Portfolio                   $  156,579            $   0

        For the fiscal year ended November 30, 1998 the Company paid Firstar and PFPC* accounting services fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
Portfolio                                        (Before Waivers)      Waivers
---------                                        ---------------       -------
BRAZOS Real Estate Securities Portfolio            $ 50,231             $   0
BRAZOS Small Cap Growth Portfolio                  $ 67,191             $   0

* The Company entered into an agreement with Firstar to provide services that were provided by PFPC, Inc. up until September 30, 1998.

        For the fiscal year ended November 30, 1997 the Company paid Rodney Square Management Corporation ("Rodney Square")** administration fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                   Fees paid
Portfolio                                      (Before Waivers)     Waivers
---------                                      ---------------      -------
BRAZOS Real Estate Securities Portfolio             $ 41,826       $ 4,051
BRAZOS Small Cap Growth Portfolio                   $ 42,986       $ 4,051

        For the fiscal year ended November 30, 1997 the Company paid Rodney Square** administration fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                 Fees paid
Portfolio                                    (Before Waivers)     Waivers
---------                                    ---------------      -------
BRAZOS Real Estate Securities Portfolio           $ 41,352        $ 5,610
BRAZOS Small Cap Growth Portfolio                 $ 41,808        $ 5,610

** PFPC entered into an agreement with Rodney Square to provide services that were provided by Rodney Square up until January 5, 1998.

        The Trust has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

        Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Portfolio, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Trust. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

        The Service Agreement dated June 25, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolios are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

        Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

        The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

        Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal year ended November 30, 1998, the Portfolios paid brokerage commissions as follows:

                                                          Amount Paid         Percentage Paid
                                            Brokerage     to Affiliated       to Affiliated
Portfolio                                   Commissions   Broker-Dealers      Broker-Dealers
---------                                   -----------   ---------------     --------------
Brazos Real Estate Securities Portfolio     $  851,896     $ 11,340            1.3%
Brazos Small Cap Growth Portfolio           $1,999,496     $182,588            9.1%

For the fiscal year ended  November  30, 1997,  the  Portfolios  paid  brokerage commissions as follows:
                                                          Amount Paid           Percentage Paid
                                            Brokerage     to Affiliated         to Affiliated
Portfolio                                   Commissions   Broker-Dealers        Broker-Dealers
---------                                   -----------   ---------------     --------------
Brazos Real Estate Securities Portfolio     $570,155.72     $5262.00               0.9%
Brazos Small Cap Growth Portfolio           $ 633,281.95    $6611.88               1.0%

                     ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

        Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

        Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semiannual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

        Shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).

WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

        DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

        DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the Portfolio's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Portfolio's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Portfolio will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Portfolio in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Portfolio does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Portfolio should not be considered verification thereof. Neither the Portfolio nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

        o You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

        o Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

        o      Instruct  the bank to wire the  specified  amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other funds distributed by SACS) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. In addition, each Portfolio may sell its Class A shares at net asset value without a sales charge to trustees and other fiduciaries purchasing shares for certain employer-sponsored group plans created pursuant to a plan qualified under Section 401 of the Code, if the fiduciary meets the minimum of 75 eligible participants or at least $750,000 in total plan assets. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES  (CLASS A SHARES ONLY).  As discussed  under  "Shareholder
Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

        COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

               i.     an individual,  or a "company"  as defined in Section 2(a)
                      (8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

               ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

               iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
                      Code);

               iv.    tax-exempt    organizations   qualifying   under   Section
                      501(c)(3) of the Code (not including 403(b) plans);

               v.     employee   benefit  plans  of  a  single  employer  or  of
                      affiliated employers, other than 403(b) plans; and

               vi.    group purchases as described, below.

        A combined purchase currently may also include shares of other Portfolios or funds distributed by SACS (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with SACS.

        RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any other fund distributed by SACS, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

        The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

        LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio or of other funds distributed by SACS, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

        The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

        REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

        To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

        Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

        Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

        Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolios at any time.

        NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase Class A shares of a Portfolio at net asset value to the extent that the investment represents the proceeds from a redemption of a mutual fund that is not distributed by SACS in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

        TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

        Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Portfolio shares and to "Additional Information Regarding Purchase of Shares - Telephone Transactions" above.

        If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

        The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

        Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or any fund distributed by SACS that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

        If a shareholder acquires Class A shares through an exchange from another Portfolio or fund distributed by SACS where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

        A shareholder who acquires Class B or Class II shares through an exchange from another Portfolio or a fund distributed by SACS will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

        Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

        In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

        The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

        Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter quotation may be used.

        A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

        Each Portfolio may advertise, with respect to each class thereof, performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

        A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

        Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the l-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                      P(1 + T)n = ERV

        P   =   a hypothetical initial purchase payment of $ 1,000
        T   =   average annual total return
        N   =   number of years

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

        The above formula assumes that:

        a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

        b. All dividends and distributions are reinvested at net asset value; and

        c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

Total returns for the Portfolios, exclusive of sales loads and 12b-1 fees, as of December 31, 1998 were as follows:

                                            Inception Year-to-Date  Inception to
                                              Date      12/31/98     12/31/98
                                            --------- ------------  ------------
Brazos Real Estate Securities Portfolio      12/31/96   -17.4%        3.3%

Brazos Small Cap Growth Portfolio            12/31/96    13.6%        32.4%


COMPARISONS

        Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

        (1) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

        (2) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

        (3) Standard & Poor's MidCap 400 Index - an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

        (4) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

        (5) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

        (6) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

        (7) Morgan Stanley Capital International EAFE Index and World Index respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

        (8) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

        (9) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

        (10) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

        (11) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

        (12) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

        (13) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

        (14) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

        (15) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

        (16) Russell 2000 Growth - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

        (17)   Russell 2000 Value - measures the  performance  of those  Russell
               2000  companies  with  lower   price-to-book   ratios  and  lower
               forecasted growth values.

        (18) Russell 2500 - composed of the 2,500 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

        (19) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

        (20) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

        (21) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

        (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service publications that rate fund performance over specified time periods.

        (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

        (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

        (25) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

        (26) Lehman Brothers Government/Corporate Index - a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

        (27) Lehman Brothers Intermediate Government/Corporate Index - an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

        (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

        (29) NAREIT Equity Index - a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

        (30) Wilshire Real Estate Securities Index, published by Wilshire Associates - a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.

        In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed at least annually to the registered holders of the Brazos Small Cap Growth Portfolio and quarterly, if any, to the registered holders of the Brazos Real Estate Securities Portfolio. With respect to capital gain distributions, each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

        Dividends and distributions will be paid in additional Portfolio shares of the same class based on the net asset value of the applicable class of shares at the Portfolio's close of business on the dividend date or, unless the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

TAXES. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code (the "Code"). As long as each Portfolio so qualifies, each Portfolio (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. Each Portfolio intends to distribute substantially all of such income.

        In order to qualify as a RIC, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

        As a RIC, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains that it distributes provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

        Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by each Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

        Dividends  paid  by  each   Portfolio  from  its  ordinary   income  and
distributions of each Portfolio's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year.

        Any net capital gains (I. E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

        Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will generally be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

        Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

        Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio.

        The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions to shareholders may be taxable as ordinary income.

        A Portfolio may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

        Ordinary income dividends paid by a Portfolio to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

        Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H. R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA. Established by the Taxpayer Relief Act of 1997, under Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

        Ownership of the Trust is represented by transferable shares of beneficial interest. The Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.00l par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

        Currently, four series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Brazos Micro Cap Growth Portfolio, the Brazos Small Cap Growth Portfolio, the Brazos Real Estate Securities Portfolio and the Brazos Growth Portfolio. The Brazos Small Cap Growth Portfolio and Brazos Real Estate Securities Portfolio have been divided into four classes of shares, Class A, Class B, Class II and Class Y shares. The Trustees may authorize the creation of additional series and classes of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

        Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting for the purpose of electing or removing trustees must be called, if so requested by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the series affected by the matter may be entitled to vote.

        All classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee,
(iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each of Class A, B, and II has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class Y shares are sold without a sales charge or Rule 12b-1 distribution fee and have a minimum initial investment requirement of $1,000,000 or over, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other Portfolios or any fund distributed by SACS that offers that class except that Class II shares will be exchangeable into Class C shares of any fund distributed by SACS that does not offer Class II. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

        The Declaration of Trust provides that no Trustee of the Trust is liable to the Trust or to a shareholder, nor is any Trustee liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

        Under Delaware law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

        COMPUTATION OF OFFERING PRICE PER SHARE

        The following is the offering price calculation for Class A, B and II shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on the date its shares are first offered for sale to public investors.

-------------------------------------------------------------------------------------------------------
                      Brazos Small Cap Growth Portfolio     Brazos Real Estate Securities Portfolio
-------------------------------------------------------------------------------------------------------
                      Class A      Class B     Class II      Class A       Class B        Class II
-------------------------------------------------------------------------------------------------------
Net Assets            $150,000    $150,000     $150,000     $150,000       $150,000       $150,000
-------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding           8,792.50    8,792.50     8,792.50     17,045.45     17,045.45       17,045.45
-------------------------------------------------------------------------------------------------------
Net Asset Value
Per Share (net
assets divided by
number of shares)      $17.06      $17.06       $17.06        $8.80         $8.80           $8.80
-------------------------------------------------------------------------------------------------------
Sales Charge for
   Class A
   Shares:  5.75%
   of offering
   price (6.10% of
   net asset value
   per share)           1.04        ----         ---          0.54           ---             ---
-------------------------------------------------------------------------------------------------------
   for Class II
   Shares:  1.00%
   of offering
   price (1.01% of
   net asset value
   per share)           ---          ---         0.17          ---           ---            0.09
-------------------------------------------------------------------------------------------------------
Offering Price         $18.10      $17.06       $17.23        $9.34         $8.80           $8.89
-------------------------------------------------------------------------------------------------------

        REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

        CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Trust and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

        INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103, has been selected as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

        Set forth following this Statement of Additional Information are the financial statements of Brazos Mutual Funds with respect to Registrant's fiscal year ended November 30, 1998.

                                           APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

        AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        BAA Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

                                      Appendix - 1

        CA Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

        The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition " commercial paper" or is exempt from registration under the Securities Act.

        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

        --     Leading market positions in well-established industries
        --     High rates of return on funds employed
        --     Conservative  capitalization  structures  with moderate  reliance on debt and ample asset protection
        --     Broad  margins  in  earnings coverage of fixed financial  charges and high internal cash generation
        --     Well  established  access  to  a  range  of financial markets and assured sources of alternate liquidity.

        Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidences by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while


                                  Appendix - 2
sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

        If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

        Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (93) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

        A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

                                  Appendix - 3

        The  ratings  are  based,   in  varying   degrees,   on  the   following
considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

               Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely

                                  Appendix - 4
               payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        CI The rating CI is reserved for income bonds on which no interest is being paid.

        D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

        * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Debt   Obligations  of  Issuers   outside  the  United  States  and  its
territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit


                                  Appendix - 5
worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

        A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                  Appendix - 6

        The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                  Appendix - 7